EXHIBIT 10(k)

                    SCHEDULE PERTAINING TO EXHIBIT 10(k)

     A. The Company has entered into Deferred Compensation Agreements (without disability benefits) with the employees listed below. Each agreement with the following employees is identical to the agreement which is incorporated by reference from Exhibit 10(j) of the Company's Annual Report on Form 10-K for the fiscal year ended January 2, 1993, except for the name of the employee and the dates and amounts indicated. The numbers over the columns below correspond to the numbers in the blanks in the agreement incorporated by reference.

   (1)         (2)            (3)         (4)          (5)
Date of      Employee       Retire.      Death       Partici-
Agmt. *        Name         Benefit     Benefit     pant Since
12-26-89   Owen Baxter     $20,000     $20,000        12-26-89
01-29-92   Dean Estes       20,000      20,000        09-27-89
10-02-90   William Legate   18,000      18,000        01-01-86
10-01-91   James Lovejoy     6,000       6,000        10-01-91
09-27-89   Lyle Sipple      25,000      25,000        11-01-87
01-01-89   Dan West         20,000      20,000        01-01-89

     B. The Company has also entered into a Deferred Compensation Agreement with Mr. Charles F. Morgo dated October 11, 1989 which differs from those listed above and is incorporated by reference from
Exhibit 10(j) of the Company's Annual Report on Form 10-K for the fiscal year ended January 2, 1993.


*  Dates shown are the dates of the Agreement or latest Amendment.